                                                                   EXHIBIT 10.2

                             FOURTH AMENDMENT TO
                         FOURTH AMENDED AND RESTATED
                      LIMITED PARTNERSHIP AGREEMENT OF
                           FIRST INDUSTRIAL, L.P.

     As of _________________, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto dated June 30, 1997 and the third amendment thereto dated July 18, 1997, collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Fourth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such persons hereby adopt the Partnership Agreement.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated June 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Fourth Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

     4. RATIFICATION. Except as expressly modified by this Fourth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.


         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK;
                           SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    sole general partner of the Partnership


                                    By: _________________________________
                                         Name:___________________________
                                         Title:__________________________

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                                  NUMBER OF UNITS
---------------                                                  ---------------
First Industrial Realty Trust, Inc.                                   30,141,117

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                                137,489
Charles T. Andrews                                                           754
BK Columbus Venture                                                       24,789
Michael W. Brennan                                                         7,587
National Discount Brokers NBD Acct. # 4KB-432690                             770
National Discount Brokers NBD Acct. # 4KB-432708                             770
Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri
D. Bullock Trust UA Aug 28 92                                             12,551
Edward Burger                                                              9,261
Jan Burman                                                                18,653
Susan  Burman                                                            523,155
Perry C. Caplan                                                            1,388
Charles S. Cook and Shelby H. Cook, tenants in the entirety                  634
George L. Cramer, Jr.                                                      2,262

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------
Michael G. Damone, TR of the Michael
G.Damone Trust UA Nov 4 69                                               144,296
Robert L. Denton                                                           6,286
W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                                  4,416
Timothy Donohue                                                            2,000
Darwin B. Dosch                                                            1,388
Charles F. Downs                                                           1,508
Danielle Draizin                                                           6,538
Heather Draizin                                                            6,538
Jason Draizin                                                             13,078
Judith Draizin                                                           331,742
Joseph Dresner                                                           149,531
Ethel Road Associates, a New Jersey limited partnership                   29,511
Farlow Road Associates Limited Partnership                                 2,751
Fitz & Smith Partnership                                                   3,410
Fourbur Co., L.L.C.                                                       27,987
Fourbur Family Co., L.P.                                                  50,478
Gamma Three Associates Limited Partnership, a New Jersey
limited partnership                                                        3,338
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the
entirety                                                                   6,166

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------
Clay Hamlin & Lynn Hamlin JT TEN WROS                                     15,159
Henry E. Dietz Trust UA Jan 16 81                                         36,476
Highland Associates Limited Partnership                                   69,039
Robert W. Holman Jr.                                                     150,134
Holman/Shidler Investment Corporation                                     22,079
Steven B. Hoyt                                                            22,000
Internal Investment Company                                                3,016
Frederick K. Ito                                                           3,880
The Jack Friedman Revocable Living Trust dated March 23, 1978             26,005
Jayeff Associates Limited Partnership, a New Jersey limited
partnership                                                               16,249
Michael W. Jenkins                                                         3,831
Jernie Holdings Corp.                                                    180,499
John E. de Blockey, TR of the John E. De B Blockey Trust                   8,187
Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants in the
entirety                                                                   2,142
Nourhan Kailian                                                            2,183
Peter Kepic                                                                9,261
Lambert Investment Corporation                                            13,606
Paul T. Lambert                                                           39,737
Constance Lazarus                                                        417,961
Jerome Lazarus                                                            18,653

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------
LGR Investment Fund Ltd                                                   22,556
Malcolm Properties, L.L.C.                                                25,342
Shidler Equities LP                                                      254,541
Duane  Lund                                                                  617
Craig R. Martin                                                              754
Eileen Millar                                                              2,880
Linda Miller                                                               2,000
The Milton Dresner Revocable Trust dated October 22, 1976                149,531
Montrose Kennedy Associates, a New Jersey general partnership              4,874
Peter Murphy                                                              56,184
Anthony Muscatello                                                        81,654
Joseph Musti                                                               1,508
Dean A. Nachtigall                                                        10,076
New Land Associates Limited Partnership, a New Jersey limited
partnership                                                                1,664
North Star Associates Limited Partnership                                 19,333
Arden O'Connor                                                            63,845
Peter O'Connor                                                            66,181
Eduardo Paneque                                                            2,000
Partridge Road Associates Limited Partnership                              2,751

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------
R.C.P. Associates, a New Jersey limited partnership                        3,060
Jack F. Ream                                                               1,071
Glenn C. Rexroth & Linda A. Rexroth                                        2,142
James C. Reynolds                                                         38,697
Andre G. Richard                                                           1,508
Edward C. Roberts and Rebecca S. Roberts, tenants in the
entirety                                                                   8,308
W.F.O. Rosenmiller                                                           634
Edward Jon Sarama                                                            634
Shadeland Associates Limited Partnership                                  42,976
Shadeland Corporation                                                      4,442
Jay H. Shidler                                                            65,118
Jay H. Shidler & Wallette A. Shidler TEN ENT                               1,223
Michael B. Slade                                                           2,829
David W. Smith, and Doris L. Smith, tenants in the entirety                  754
Gary L. Smith and Joyce A. Smith, tenants in the entirety                  1,508
Kevin Smith                                                               13,571
South Broad Company, a New Jersey limited partnership                     22,534
SRS PARTNERSHIP                                                            2,142
Robert Stein                                                              56,778

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------
S. Larry Stein                                                            56,778
Jonathan Stott                                                           130,026
Suburban Roseland Associates, a Limited Partnership, a New
Jersey limited partnership                                                 3,002
Thelma C. Gretzinger Trust                                                   450
Michael T. Tomasz                                                         23,868
Barry L. Tracey                                                            2,142
Mark S. Whiting                                                           25,206
Worlds Fair Associates, a New  Jersey general partnership                  6,134
The Worlds Fair Office Associates, a New Jersey general
partnership                                                                3,343
Worlds Fair Partners Limited Partnership, a New Jersey limited
partnership                                                                1,664
The Worlds Fair V Associates, a New Jersey general partnership             3,340
The Worlds Fair 25 Associates, a Limited Partnership, a New
Jersey limited partnership                                                13,677
Worlds Fair III Associates, a New Jersey limited partnership              14,094
South Gold Company, a New Jersey general partnership                      53,000
Punia Company, L.L.C.                                                     82,049

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS


South Gold Company, a New Jersey     $1,131,673
general partnership

Worlds Fair III Associates, a New    $9,781,305

Jersey limited partnership

                                                                      SCHEDULE 1


   Additional
Limited Partners                   Number of Units  Capital Contribution
-----------------                  ---------------  --------------------
South Gold Company, a New Jersey
general partnership                       53,000              $1,558,203.47

Worlds Fair III Associates, a New
Jersey limited partnership                14,094              $  414,375.59

Punia Company, L.L.C.                     82,049              $2,412,231.75